SCUDDER
                                                                     INVESTMENTS



Taxable Income II

Scudder Short-Term Bond Fund

Supplement to the currently effective prospectuses

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The following revises "The portfolio managers" section of the prospectuses.

The following person handles the day-to-day management of the fund.


William Chepolis, CFA
Managing Director of Deutsche Asset
Management and Portfolio Manager of
the fund.
 o Joined Deutsche Asset
   Management in 1998 after 13
   years of experience as vice
   president and portfolio manager
   for Norwest Bank where
   he managed the bank's fixed
   income and foreign exchange
   portfolios.
 o Senior Mortgage Backed
   Portfolio Manager: New York.
 o Joined the fund in 2002.
 o BIS, University of Minnesota.














               Please Retain This Supplement for Future Reference


October 21, 2005